UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2011 (October 14, 2011)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Attached hereto, and incorporated by reference herein, in Exhibits 99.1 through 99.6, are the audited consolidated financial statements and unaudited condensed consolidated financial statements of Endo Pharmaceuticals Holdings Inc. (the “Company” or “Endo”), American Medical Systems Holdings, Inc. (“AMS”), and Generics International (US), Inc. (“Qualitest”).

In connection with the Company’s Form S-4 Registration Statement to be filed on October 14, 2011, Endo is filing this form 8-K to revise its consolidated financial statements as of December 31, 2010 and 2009 and for each of the three years in the period ending December 31, 2010 and the unaudited interim consolidated financial statements as of June 30, 2011 and the six months ended June 30, 2011 and 2010, to include the supplemental guarantor disclosures required by Rule 3-10(g) of Regulation S-X. The supplemental guarantor disclosures incorporated into our financial statements as of December 31, 2010 and 2009 and for each of the three years in the period ending December 31, 2010 reflect the fourteen subsidiaries which fully and unconditionally guarantee, on an unsecured senior basis, certain of our debt instruments and were part of Endo’s Consolidated Financial Statements and Results of Operations at December 31, 2010. The supplemental guarantor disclosures incorporated into our unaudited interim consolidated financial statements as of June 30, 2011 and the six months ended June 30, 2011 and 2010 reflect the nineteen subsidiaries, which includes the fourteen subsidiaries previously discussed, as well as five additional guarantor subsidiaries acquired in connection with our June 17, 2011 acquisition of AMS, which fully and unconditionally guarantee, on an unsecured senior basis, certain of our debt instruments and who were part of Endo’s Consolidated Financial Statements and Results of Operations at June 30, 2011. Other than the addition of the Supplemental Guarantor Information, no other revisions have been made to the consolidated financial statements of Endo included in the Endo Pharmaceuticals Holdings Inc. Form 10-K previously filed on February 28, 2011 or unaudited interim consolidated financial statements included in the Endo Pharmaceuticals Holdings Inc. Form 10-Q previously filed on August 9, 2011, as amended by the Form 10-Q/A previously filed on August 31, 2011.

In connection with the Company’s Form 8-K, AMS revised its consolidated financial statements as of January 1, 2011 and January 2, 2010 and for each of the three years in the period ending January 1, 2011 and the unaudited interim consolidated financial statements as of April 2, 2011 and the three months ended April 2, 2011 and April 1, 2010, to reflect the revised guarantor structure of its subsidiaries, pursuant to Endo’s financing transactions, to comply with Rule 3-10(g) of Regulation S-X. Other than the changes reflected in the Supplemental Guarantor Information, no other revisions have been made to the consolidated financial statements of AMS included in the American Medical Systems Holdings, Inc. Form 10-K previously filed on February 25, 2011 or unaudited interim consolidated financial statements included in the American Medical Systems Holdings, Inc. Form 10-Q previously filed on May 12, 2011.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm[1]

23.2	Consent of Independent Registered Public Accounting Firm[2]

23.3	Consent of Independent Registered Public Accounting Firm[3]

99.1	Audited Consolidated Financial Statements of Endo Pharmaceuticals Holdings Inc.

99.2	Unaudited Condensed Consolidated Financial Statements of Endo Pharmaceuticals Holdings Inc.

99.3	Audited Consolidated Financial Statements of American Medical Systems Holdings, Inc.

99.4	Unaudited Consolidated Financial Statements of American Medical Systems Holdings, Inc.

99.5	Audited Consolidated Financial Statements of Generics International (US), Inc. (Incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K/A filed with the Commission on October 13, 2011)

99.6	Unaudited Condensed Consolidated Financial Statements of Generics International (US), Inc. (Incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K filed with the Commission on February 14, 2011)

101	The following materials are formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets as of December 31, 2010 and 2009, (ii) Consolidated Statements of Operations for the Years Ended December 31, 2010, 2009, and 2008, (iii) Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the Years Ended December 31, 2010, 2009, and 2008, (iv) Consolidated Statements of Cash Flows for the Years Ended December 31, 2010, 2009, and 2008, (v) Notes to Consolidated Financial Statements for the Years Ended December 31, 2010, 2009, and 2008, (v) Condensed Consolidated Balance Sheets (Unaudited) June 30, 2011 and December 31, 2010, (vi) Condensed Consolidated Statements of Operations (Unaudited) Three and Six Months Ended June 30, 2011 and 2010, (vii) Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended June 30, 2011 and 2010, and (viii) Notes to Condensed Consolidated Financial Statements (Unaudited).

[1]	Deloitte Consent
[2]	E&Y for AMS Consent
[3]	E&Y for Qualitest Consent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: October 14, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm[1]

23.2	Consent of Independent Registered Public Accounting Firm[2]

23.3	Consent of Independent Registered Public Accounting Firm[3]

99.1	Audited Consolidated Financial Statements of Endo Pharmaceuticals Holdings Inc.

99.2	Unaudited Condensed Consolidated Financial Statements of Endo Pharmaceuticals Holdings Inc.

99.3	Audited Consolidated Financial Statements of American Medical Systems Holdings, Inc.

99.4	Unaudited Consolidated Financial Statements of American Medical Systems Holdings, Inc.

99.5	Audited Consolidated Financial Statements of Generics International (US), Inc. (Incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K/A filed with the Commission on October 13, 2011)

99.6	Unaudited Condensed Consolidated Financial Statements of Generics International (US), Inc. (Incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K filed with the Commission on February 14, 2011)

101	The following materials are formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets as of December 31, 2010 and 2009, (ii) Consolidated Statements of Operations for the Years Ended December 31, 2010, 2009, and 2008, (iii) Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the Years Ended December 31, 2010, 2009, and 2008, (iv) Consolidated Statements of Cash Flows for the Years Ended December 31, 2010, 2009, and 2008, (v) Notes to Consolidated Financial Statements for the Years Ended December 31, 2010, 2009, and 2008, (v) Condensed Consolidated Balance Sheets (Unaudited) June 30, 2011 and December 31, 2010, (vi) Condensed Consolidated Statements of Operations (Unaudited) Three and Six Months Ended June 30, 2011 and 2010, (vii) Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended June 30, 2011 and 2010, and (viii) Notes to Condensed Consolidated Financial Statements (Unaudited).

[1]	Deloitte Consent
[2]	E&Y for AMS Consent
[3]	E&Y for Qualitest Consent